Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2005

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2005

Page

Highlights and Discussion

Period Highlights – Year Ended December 31, 2005 and Fourth Quarter 2005	1
Forward-Looking Statements	5

Financial Statements

Quarterly Selected Financial Summary Data	7
Quarterly Consolidated Balance Sheets	8
Quarterly Consolidated Statements of Operations	9
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	10
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate	11
Annual Selected Financial Summary Data	12
Annual Consolidated Balance Sheets	13
Annual Consolidated Statements of Operations	14
Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	15
Annual Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	16

Selected Financial Analyses

Quarterly Equity Analysis	17
Quarterly Debt Analysis	18
Quarterly Operating Ratios	19
Quarterly Dividend Analysis	20
Investor Composition and Analyst Coverage	21
Debt Maturity Schedule – December 31, 2005	22

Portfolio Summary

Property Summary by Region – December 31, 2005 – Wholly Owned Properties	23
Property Summary by Region – December 31, 2005 – Joint Venture Properties	28
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	29
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	30
Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2005	31
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	32
Same Office Property Cash and GAAP Net Operating Income by Quarter	33
Average Occupancy Rates by Region for Same Office Properties	34
Office Lease Expiration Analysis by Year for Wholly Owned Properties	35
Annual Office Renewal Analysis	36
Quarterly Office Renewal Analysis as of December 31, 2005	38
Year to Date Acquisition Summary as of December 31, 2005	39
Year to Date Disposition Summary as of December 31, 2005	41
Development Summary as of December 31, 2005	42
Development Placed into Service for the Year Ended December 31, 2005	44
Land Inventory as of December 31, 2005	45
Joint Venture Summary as of December 31, 2005	46
Reconciliations of Non GAAP Measurements	47

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on page 47.  Refer to our Form 8-K for definitions of certain terms used herein.

Shareholder Return

•      Our shareholders earned a total return of 25.4% for the year 2005 and 365.5% for the past five years on the basis of numbers compiled by the National Association of Real Estate Investment Trusts as of December 31, 2005.  These return computations include the re-investment of dividends on the ex-dividend date and share price appreciation.

Reporting Period Highlights – Year Ended December 31, 2005

Financial Results

•      Reported Net Income Available to Common Shareholders of $24,416,000 or $.63 per diluted share for the year ended December 31, 2005 as compared to $18,890,000 or $.54 per diluted share for the comparable 2004 period, representing an increase of 16.7% per share.

•      Reported FFO – diluted of $88,801,000 or $1.86 per share/unit for the year ended December 31, 2005 as compared to $76,248,000 or $1.74 per share/unit for the comparable 2004 period, representing an increase of 6.9% per share/unit.

•      Reported AFFO – diluted of $63,414,000 for the year ended December 31, 2005 as compared to $51,372,000 for the comparable 2004 period, representing an increase of 23.4%.

•      Our FFO payout ratio was 56.3% for the year ended December 31, 2005 as compared to 55.7% for the comparable 2004 period.  Our AFFO payout ratio was 78.8% for the year ended December 31, 2005 as compared to 82.7% for the comparable 2004 period.

Financing Activity and Capital Transactions

•      During the year, we issued 2.3 million common shares and generated proceeds of $75.3 million, or $32.76 per share.  The proceeds were used to pay down our unsecured revolving credit facility.

•      We increased our quarterly dividend 9.8% from $.255 to $.280 per share.

•      On June 24, 2005, we raised our borrowing capacity in our unsecured line of credit from $300 to $400 million, with a right to further increase to $600 million.  Additionally, the maturity date was extended to March 9, 2008, with the right to extend for an additional one year period, subject to certain conditions.

•      During the year, we closed two, ten year, non-recourse, fixed rate loans totaling $211.5 million with an average interest rate of 5.55%.  In addition, we closed on four credit facilities for a maximum of $95.5 million to fund construction of 6711 Columbia Gateway Drive, 15010 Conference Center Drive (known as WTP II), 322 Sentinel Drive (known as 322 NBP), and 306 Sentinel Drive (known as 306 NBP).

Acquisitions / Dispositions

During 2005, we expanded into two new markets, began to reduce our presence in non-core markets and acquired 3.1 million square feet of space and 372 acres of land with development potential of 4.6 million square feet.  These figures include acquisitions through joint venture agreements of 611,464 square feet and 199 acres of land for development of 2.8 million square feet.  Some highlights follow:

•      We expanded into two additional markets with the acquisition of 468,994 square feet in San Antonio, Texas for $30.5 million and the acquisition of 316,577 square feet in Colorado Springs, Colorado for $38.4 million.  Additionally, we purchased 196 acres, developable into 1.6 million square feet, in our Colorado Springs, Colorado market and 27 acres with 350,000 developable square feet in our San Antonio, Texas market.  These amounts include 132 acres with development potential of 935,000 square feet that were acquired through a 50% undivided interest in a cotenancy agreement.

•      We sold an 80% ownership interest in our Harrisburg, Pennsylvania portfolio.  This portfolio consisted of 16 office buildings containing 671,759 square feet, and an option on 6.3 acres of land, valued at $73.0 million.  This transaction allowed for redeployment of proceeds into acquisitions and development in our core and expanding markets.

•      We purchased a portfolio of 21 properties with approximately 1.1 million square feet in Baltimore County, Maryland, for $124.5 million.  This acquisition represents a value-add, strategic opportunity.

Joint Venture/Development

•      We entered into a joint venture, known as COPT Opportunity Invest I, LLC in which COPT will own an 80% to 93% interest in each property acquired by the venture.  The purpose of the venture is to acquire warehouse properties primarily within the Greater Washington, DC submarkets that will be redeveloped into office space.  As of December 31, 2005, the joint venture had acquired two properties to be redeveloped.

•      We placed into service 764,058 square feet in five buildings. This space is 100% leased as of December 31, 2005.

Operations

•      During 2005, we leased 2.1 million square feet including 1.5 million square feet of renewed and retenanted space, 256,277 square feet of previously unoccupied space and 380,391 square feet of new development space.

•      We renewed 888,116 square feet or 66.6% of our expiring office leases (based upon square footage) with an average capital cost of $3.98 per square foot during the year ended December 31, 2005.  For our renewed and retenanted space of 1.5 million square feet, we realized a decrease in total rent of (1.5%), as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of (8.6%) in total cash rent.  We incurred an average committed cost of $8.23 per square foot for our renewed and retenanted space for the year.

Reporting Period Highlights – Fourth Quarter 2005

Financial Results

•      Reported Net Income Available to Common Shareholders of $6,628,000 or $.16 per diluted share for the fourth quarter of 2005 as compared to $5,792,000 or $.15 per diluted share for the comparable 2004 period, representing an increase of 6.7% per share.

•      Reported FFO – diluted of $23,804,000 or $.48 per share/unit for the fourth quarter of 2005 as compared to $20,879,000 or $.45 per share/unit for the comparable 2004 period, representing an increase of 6.7% per share/unit.

•      Reported AFFO – diluted of $15,892,000 for the fourth quarter of 2005 as compared to $13,164,000 for the comparable 2004 period, representing an increase of 20.7%.

•      Our FFO payout ratio was 57.0% for the fourth quarter of 2005 as compared to 55.4% for the comparable 2004 period.  Our AFFO payout ratio was 85.3% for the fourth quarter of 2005 as compared to 87.9% for the comparable 2004 period.

Financing Activity and Capital Transactions

•      On October 17, 2005, we closed a $103.0 million, ten year non-recourse secured loan, requiring interest only payments at a fixed interest rate of 5.53%.  In connection with this permanent loan, we terminated our $73.4 million forward swap and remitted $603,000.

•      On December 22, 2005, we closed a $41.6 million loan, bearing interest based upon a pricing grid that was initially priced at LIBOR plus 1.25%.  This loan requires interest only payments and matures in December 2006 unless extended to December 2007 through the exercise of two six-month options.

•      On December 29, 2005, we closed a $108.5 million, ten year non-recourse secured loan, requiring interest only payments at a fixed interest rate of 5.56%.  This loan matures January 1, 2016.  In connection with this mortgage, we repaid $32.0 million of construction financing for 191 Sentinel Drive (known as 191 NBP) and 304 Sentinel Drive (known as 304 NBP) and paid down $72.0 million on our unsecured revolving credit facility.

•      As of December 31, 2005, our debt to market capitalization was 41.5% and our debt to undepreciated book value of real estate assets was 62.6%.  We achieved an EBITDA interest coverage ratio of 2.82x and an EBITDA fixed charge coverage ratio of 2.26x for this quarter.

Acquisitions / Dispositions

•      On October 21, 2005, we purchased an office building containing 117,803 rentable square feet, on a 21 acre land parcel, located in Frederick, Maryland for $17.0 million.  We leased 58% of this building to Farmers & Mechanics Bank for a ten year term.  The land parcel can support future development of two office buildings containing approximately 80,000 square feet.

•      On December 1, 2005, we purchased a building containing 61,203 rentable square feet located in Columbia, Maryland for $9.2 million.  We assumed a $3.9 million mortgage loan, which bears interest at a fixed rate of 7.87% and matures in November 2019.

•      On December 20, 2005, we acquired two buildings for redevelopment through a joint venture in which we hold a 92.5% interest.

•      A 140,000 square foot property comprised of a 61,000 square foot office building with an attached 79,000 square foot warehouse building on a 12.5 acre land parcel, located in Herndon, Virginia for $12.0 million.  The land parcel can support future development of approximately 55,000 square feet of warehouse space.

•      An existing 472,000 square foot warehouse that will be converted into 325,000 square feet of office space, located in Hanover, Maryland for $18.8 million.

•      On December 22, 2005, we acquired two buildings containing 113,000 rentable square feet on a 10 acre parcel in Colorado Springs, Colorado for $11.4 million.

•      On December 22, 2005, we acquired seven buildings totaling approximately 705,000 rentable square feet located in Hunt Valley, Maryland and 14 buildings totaling approximately 402,000 rentable square feet located in Woodlawn, Maryland for $124.5 million.

Joint Venture/Development

•      During this quarter, we placed into service 660,375 square feet which was 100% leased.  The four buildings are 318 Sentinel Drive (known as 318 NBP), 8611 Military Drive (a two building complex) and 8621 Robert Fulton Drive.

•      We executed a lease for 32,286 rentable square feet at 306 Sentinel Drive (known as 306 NBP) for a ten year lease term.

•      We executed a long term lease for all 125,568 rentable square feet at 322 Sentinel Drive (known as 322 NBP).

Operations

•      Our wholly owned portfolio was 94.0% occupied and 95.4% leased as of December 31, 2005.  Our entire portfolio was 93.4% occupied and 94.8% leased as of December 31, 2005.

•      Our same property cash NOI increased by 10.0% or $3.6 million as compared to the quarter ended December 31, 2004.  The primary driver of the increase in cash NOI for our same office portfolio as compared to fourth quarter of 2004, among other effects, was higher rental revenues.  This increase was primarily due to improved occupancy and higher rental rates in our Baltimore Washington Corridor and Northern Virginia regions.  Although our termination fee revenues remained flat for our same office portfolio, we experienced a $1.0 million increase in the Baltimore Washington Corridor offset by a corresponding $1.0 million drop in our Northern/Central New Jersey portfolio.  Our same property portfolio consists of 115 properties and represents 77.3% of our total square feet wholly owned as of December 31, 2005.

•      Weighted average lease term of our wholly owned portfolio is 5.0 years as of December 31, 2005, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.28 per square foot.

•      We renewed 153,106 square feet, or 50.6%, of our expiring office leases (based upon square footage) with an average committed cost of $2.89 per square foot during the fourth quarter.  For our renewed and retenanted space of 219,027 square feet, we realized an increase in total rent of 7.53%, as measured from the GAAP straight-line rent in effect preceding the renewal date and an increase of 0.38% in total cash rent.  We incurred an average committed cost of $10.54 per square foot for our renewed and retenanted space in the fourth quarter.

Subsequent Events

•      On January 1, 2006, we placed into service the 162,498 square foot development property at 304 Sentinel Drive (known as 304 NBP).  This building is 100% leased to a large credit worthy tenant.

•      On January 19, 2006, we acquired for redevelopment a building containing approximately 60,000 rentable square feet on an 11 acre land parcel, located in Colorado Springs, Colorado, for $2.6 million.  The land parcel can support up to 30,000 square feet of future office space.

•      On January 20, 2006, we acquired a 31 acre land parcel in San Antonio, Texas for $7.2 million that can support approximately 375,000 developable square feet.  This parcel is contiguous to the 27 acre land parcel and the 470,000 square foot building that we acquired during 2005.

•      On February 6, 2006, we sold two office properties containing 141,783 rentable square feet, in Laurel, Maryland for $17.0 million.

•      On February 10, 2006, we acquired for $1.8 million a 50% interest in a joint venture which will develop an office building containing 43,000 square feet in Hanover, Maryland.  As part of this joint venture formation, we have guaranteed a $1.0 million loan which matures in January 2007 and bears interest at a variable rate.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•      our ability to borrow on favorable terms;

•      general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•      adverse changes in the real estate markets including, among other things, increased competition with other companies;

•      risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2004.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Revenues from Real Estate Operations	$67,024	$62,996	$60,186	$59,705	$57,776

Total Revenues	80,913	92,780	78,650	76,802	65,491

Combined Net Operating Income	46,938	44,338	43,133	41,709	41,444

EBITDA	43,386	45,918	40,463	39,366	38,439

Net Income	10,282	10,589	9,120	9,040	9,446
Preferred Share dividends	(3,654)	(3,653)	(3,654)	(3,654)	(3,654)

Net Income Available to Common Shareholders	$6,628	$6,936	$5,466	$5,386	$5,792

Earnings per diluted share	$0.16	$0.18	$0.14	$0.14	$0.15

Funds From Operations (FFO) - Diluted	$23,804	$22,127	$21,834	$21,143	$20,879
FFO per diluted share	$0.48	$0.47	$0.47	$0.45	$0.45

Adjusted FFO - Diluted	$15,892	$15,892	$16,981	$14,756	$13,164

Payout Ratios:

Earnings Payout	167.0%	158.1%	171.6%	173.4%	160.4%

FFO - Diluted	57.0%	60.6%	53.1%	54.5%	55.4%

AFFO - Diluted	85.3%	84.4%	68.2%	78.1%	87.9%

Total Dividends/Distributions	$17,274	$17,236	$15,405	$15,337	$15,286

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land - operational	$314,719	$268,583	$274,531	$268,307	$268,327
Land - development	117,434	127,085	108,320	97,085	74,190
Construction in progress	138,183	147,184	138,337	109,345	61,962
Buildings and improvements	1,491,254	1,315,611	1,333,168	1,294,099	1,280,537
Investment in and advances to unconsolidated real estate joint ventures	1,212	1,208	1,233	1,209	1,201
Less: accumulated depreciation	(174,935)	(163,381)	(165,058)	(153,084)	(141,716)
Net investment in real estate	1,887,867	1,696,290	1,690,531	1,616,961	1,544,501

Cash and cash equivalents	10,784	17,348	21,486	6,212	13,821
Restricted cash	21,476	15,083	15,982	13,830	12,617
Accounts receivable, net	15,845	12,537	13,613	17,529	16,771
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	32,579	30,222	29,291	27,890	26,282
Deferred charges, net	35,046	31,420	28,662	27,168	27,642
Intangible assets on real estate acquisitions, net	90,984	67,686	66,354	64,965	67,560
Prepaid and other assets	29,872	25,465	19,501	19,658	18,646
Furniture, fixtures and equipment, net	4,302	4,024	3,407	3,086	2,565
Total assets	$2,130,376	$1,901,696	$1,890,448	$1,798,920	$1,732,026

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,348,351	$1,124,299	$1,177,779	$1,091,688	$1,022,688
Accounts payable and accrued expenses	41,693	38,795	53,984	46,400	46,307
Rents received in advance and security deposits	14,774	14,191	13,421	13,298	12,781
Deferred revenue associated with acquired operating leases	12,707	8,045	8,092	6,612	7,247
Distributions in excess of investment in unconsolidated real estate joint venture	3,081	2,519	—	—	—
Dividends and distributions payable	16,703	16,665	14,834	14,766	14,713
Fair value of derivatives	—	1,516	4,188	—	—
Other liabilities	4,727	4,619	4,024	7,661	7,488
Total liabilities	1,442,036	1,210,649	1,276,322	1,180,425	1,111,224

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	95,014	98,433	87,439	87,539	88,355
Other consolidated real estate joint ventures	2,013	1,297	861	1,699	1,723
Total minority interests	105,827	108,530	97,100	98,038	98,878

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	67	67	67	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 39,927,316 shares issued as of December 31, 2005)	399	396	372	370	368
Additional paid-in capital	657,544	654,024	586,567	582,805	578,228
Cumulative distributions in excess of net income	(67,697)	(63,256)	(59,226)	(55,312)	(51,358)
Value of unearned restricted common share grants	(7,318)	(7,318)	(7,396)	(7,473)	(5,381)
Accumulated other comprehensive loss	(482)	(1,396)	(3,358)	—	—
Total shareholders’ equity	582,513	582,517	517,026	520,457	521,924
Total shareholders’ equity and minority interests	688,340	691,047	614,126	618,495	620,802
Total liabilities and shareholders’ equity	$2,130,376	$1,901,696	$1,890,448	$1,798,920	$1,732,026

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$58,053	$54,978	$53,601	$52,430	$51,903
Tenant recoveries and other real estate operations revenue	8,971	8,018	6,585	7,275	5,873
Construction contract revenues	12,708	28,476	17,445	15,728	6,882
Other service operations revenues	1,181	1,308	1,019	1,369	833
Total Revenues	80,913	92,780	78,650	76,802	65,491

Expenses
Property operating	20,087	19,032	17,574	18,565	16,876
Depreciation and amortization associated with real estate operations	15,604	18,004	15,068	14,387	13,668
Construction contract expenses	12,341	28,073	17,223	14,897	6,453
Other service operations expenses	1,254	1,253	955	1,291	823
General and administrative expenses	3,774	3,318	3,166	3,276	3,467
Total Operating Expenses	53,060	69,680	53,986	52,416	41,287

Operating Income	27,853	23,100	24,664	24,386	24,204
Interest expense	(15,374)	(14,370)	(13,728)	(13,183)	(12,483)
Amortization of deferred financing costs	(732)	(641)	(471)	(396)	(495)

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	11,747	8,089	10,465	10,807	11,226
Equity in loss of unconsolidated entities	(88)	—	—	—	—
Income tax benefit (expense)	265	(263)	(213)	(456)	(420)
Income from continuing operations before minority interests	11,924	7,826	10,252	10,351	10,806
Minority interest in income from continuing operations
Common units in the Operating Partnership	(1,517)	(806)	(1,265)	(1,281)	(1,377)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	27	19	15	24	12
Income from continuing operations	10,269	6,874	8,837	8,929	9,276
(Loss) income from discontinued operations, net of minority interests	(8)	3,656	115	92	150
Income before gain on sales of real estate	10,261	10,530	8,952	9,021	9,426

Gain on sales of real estate	21	59	168	19	20
Net Income	10,282	10,589	9,120	9,040	9,446
Preferred share dividends	(3,654)	(3,653)	(3,654)	(3,654)	(3,654)
Net Income Available to Common Shareholders	$6,628	$6,936	$5,466	$5,386	$5,792

For EPS Computations:

Numerator for Dilutive EPS	$6,628	$6,936	$5,466	$5,386	$5,792

Denominator:
Weighted Average Common Shares - Basic	39,297	36,913	36,692	36,555	36,296
Dilutive options	1,678	1,667	1,528	1,537	1,638
Weighted Average Common Shares - Diluted	40,975	38,580	38,220	38,092	37,934

Earnings per diluted share	$0.16	$0.18	$0.14	$0.14	$0.15

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Net Income	$10,282	$10,589	$9,120	$9,040	$9,446
Combined real estate related depreciation and other amortization	15,410	17,848	15,087	14,505	13,625
Depreciation and amortization of unconsolidated real estate entities	182	—	—	—	—
Depreciation and amortization allocable to minority interests in other consol. entities	(29)	(23)	(30)	(32)	(30)
Gain on sales of real estate properties, excluding development	(14)	(4,360)	(24)	(24)	(24)
Funds From Operations (FFO)	25,831	24,054	24,153	23,489	23,017

Minority interest - common units, gross	1,520	1,726	1,335	1,308	1,418
Preferred share dividends	(3,654)	(3,653)	(3,654)	(3,654)	(3,654)
Funds From Operations (FFO) - Basic	23,697	22,127	21,834	21,143	20,781

Restricted share dividends	107	—	—	—	98
Funds From Operations (FFO) - Diluted	$23,804	$22,127	$21,834	$21,143	$20,879

Straight line rent adjustments	(2,292)	(1,519)	(1,369)	(1,583)	(2,895)
Amortization of deferred market rental revenue	(394)	229	(191)	(70)	(125)
Recurring capital expenditures	(5,226)	(4,945)	(3,293)	(4,734)	(4,695)
Adjusted Funds from Operations - Diluted	$15,892	$15,892	$16,981	$14,756	$13,164

Preferred dividends - redeemable non-convertible	3,654	3,653	3,654	3,654	3,654
Preferred distributions	165	165	165	165	165
Common distributions	2,386	2,452	2,205	2,179	2,179
Common dividends	11,069	10,966	9,381	9,339	9,288
Total Dividends/Distributions	$17,274	$17,236	$15,405	$15,337	$15,286

Denominator for earnings per share - Diluted	40,975	38,580	38,220	38,092	37,934
Restricted shares	224	—	—	—	238
Common units	8,688	8,758	8,676	8,544	8,588
Denominator for funds from operations per share - Diluted	49,887	47,338	46,896	46,636	46,760

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Net Income	$10,282	$10,589	$9,120	$9,040	$9,446
Combined interest expense	15,374	14,496	13,916	13,358	12,648
Amortization of deferred financing costs	732	641	471	396	495
Income tax benefit (expense), gross	(265)	294	213	457	420
Depreciation of furniture, fixtures and equipment	195	178	171	161	234
Combined real estate related depreciation and other amortization	15,410	17,848	15,087	14,505	13,625
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(27)	(19)	(15)	(24)	(12)
Minority interest - common units, gross	1,520	1,726	1,335	1,308	1,418
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$43,386	$45,918	$40,463	$39,366	$38,439
Addback:
General and administrative	3,774	3,318	3,166	3,276	3,467
(Income) from service operations	(294)	(458)	(286)	(909)	(439)
Gain on sales of depreciated real estate properties	(14)	(4,360)	(24)	(24)	(24)
Merchant sales and real estate services	(2)	(80)	(186)	—	1
Equity in loss of unconsolidated entities	88	—	—	—	—
Combined Net Operating Income (NOI)	$46,938	$44,338	$43,133	$41,709	$41,444

Discontinued Operations:
Revenues from real estate operations	$—	$671	$855	$922	$837
Property operating expenses	1	(296)	(334)	(353)	(294)
Depreciation and amortization	—	(23)	(190)	(279)	(191)
Interest	—	(126)	(188)	(175)	(165)
(Loss) gain on sales of real estate	(11)	4,335	—	—	—
(Loss) income from discontinued operations	(10)	4,561	143	115	187
Minority interests in discontinued operations	2	(905)	(28)	(23)	(37)
Income from discontinued operations, net of minority interests	$(8)	$3,656	$115	$92	$150

Gain/(loss) on sales of real estate, net, per statement of operations	$21	$59	$168	$19	$20
Add income taxes and minority interest	6	46	42	5	4
(Loss)/gain on sales of real estate from discontinued operations	(11)	4,335	—	—	—
Combined gain/(loss) on sales of real estate	16	4,440	210	24	24
Merchant sales and real estate services	(2)	(80)	(186)	—	—
Gain on sales of depreciated real estate properties	$14	$4,360	$24	$24	$24

Annual Selected Financial Summary Data

(Dollars in thousands)

	December 31
	2005	2004	2003

Revenues from Real Estate Operations	$249,911	$211,299	$171,147

EBITDA	169,134	142,250	119,556

Net Income	39,031	37,032	30,877
Preferred Share dividends	(14,615)	(16,329)	(12,003)
Issuance costs associated with redeemed preferred shares	—	(1,813)	—
Repurchase of preferred units in excess of recorded book value	—	—	(11,224)

Net Income Available to Common Shareholders	$24,416	$18,890	$7,650

Earnings per diluted share	$0.63	$0.54	$0.27

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares and the repurchase of preferred units in excess of recorded book value	$0.63	$0.59	$0.66

Funds From Operations (FFO) - Diluted	$88,801	$76,248	$61,268
FFO per diluted share	$1.86	$1.74	$1.56

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$1.86	$1.78	$1.56

Adjusted FFO - Diluted	$63,414	$51,372	$43,155

Payout Ratios:

Earnings Payout	166.92%	177.76%	327.66%

FFO - Diluted	56.28%	55.73%	56.76%

AFFO - Diluted	78.81%	82.72%	80.58%

Total Dividends/Distributions	$65,252	$58,599	$46,233

Note: The above presentation does not separately report discontinued operations.

Annual Consolidated Balance Sheets

(Dollars in thousands except per share data)

	December 31
	2005	2004	2003
Assets
Investment in real estate:
Land - operational	$314,719	$268,327	$216,703
Land - development	117,434	74,190	53,356
Construction in progress	138,183	61,962	13,793
Buildings and improvements	1,491,254	1,280,537	1,003,214
Investment in and advances to unconsolidated real estate joint ventures	1,212	1,201	5,262
Less: accumulated depreciation	(174,935)	(141,716)	(103,070)
Net investment in real estate	1,887,867	1,544,501	1,189,258

Cash and cash equivalents	10,784	13,821	9,481
Restricted cash	21,476	12,617	11,030
Accounts receivable, net	15,845	16,771	13,047
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621
Deferred rent receivable	32,579	26,282	17,903
Deferred charges, net	35,046	27,642	17,723
Intangible assets on real estate acquisitions, net	90,984	67,560	55,692
Prepaid and other assets	29,872	18,646	14,311
Furniture, fixtures and equipment, net of accumulated depreciation	4,302	2,565	2,010
Total assets	$2,130,376	$1,732,026	$1,332,076

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,348,351	$1,022,688	$738,698
Accounts payable and accrued expenses	41,693	46,307	23,126
Rents received in advance and security deposits	14,774	12,781	10,112
Deferred revenue associated with acquired operating leases	12,707	7,247	9,630
Distributions in excess of investment in unconsolidated real estate joint venture	3,081	—	—
Dividends/distributions payable	16,703	14,713	12,098
Fair value of derivatives	—	—	467
Other liabilities	4,727	7,488	7,768
Total liabilities	1,442,036	1,111,224	801,899

Minority interests:
Preferred Units in the Operating Partnership	8,800	8,800	—
Common Units in the Operating Partnership	95,014	88,355	79,796
Other consolidated real estate joint ventures	2,013	1,723	—
Total minority interests	105,827	98,878	79,796

Commitments and contingencies	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);	67	67	85
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 39,927,316 shares issued as of December 31, 2005)	399	368	294
Additional paid-in capital	657,544	578,228	492,886
Cumulative distributions in excess of net income	(67,697)	(51,358)	(38,483)
Value of unearned restricted common share grants	(7,318)	(5,381)	(4,107)
Accumulated other comprehensive loss	(482)	—	(294)
Total shareholders’ equity	582,513	521,924	450,381
Total shareholders’ equity and minority interests	$688,340	$620,802	$530,177
Total liabilities and shareholders’ equity	$2,130,376	$1,732,026	$1,332,076

Annual Consolidated Statements of Operations

(Dollars and units in thousands)

	December 31
	2005	2004	2003
Revenues
Rental revenue	$219,062	$189,508	$150,143
Tenant recoveries and other revenue	30,849	21,791	21,004
Construction contract revenues	74,357	25,018	28,865
Other service operations revenues	4,877	3,885	2,875
Total Revenues	329,145	240,202	202,887

Expenses
Property operating	75,258	61,738	50,454
Depreciation and amortization	63,063	51,180	36,479
Construction contract expenses	72,534	23,733	27,483
Other service operations expenses	4,753	3,263	3,450
General and administrative expenses	13,534	10,938	7,893
Total Operating Expenses	229,142	150,852	125,759

Operating Income	100,003	89,350	77,129
Interest expense	(56,655)	(43,600)	(40,367)
Amortization of deferred financing costs	(2,240)	(2,431)	(2,768)

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	41,108	43,319	33,994
Equity in loss of unconsolidated entities	(88)	(88)	(98)
Income tax (expense)/benefit	(668)	(795)	169
Income from continuing operations before minority interests	40,352	42,436	34,065

Minority interest in income from continuing operations of consolidated subsidiaries
Common units in the Operating Partnership	(4,869)	(5,572)	(5,394)
Preferred units in the Operating Partnership	(660)	(179)	(1,049)
Other consolidated entities	85	12	—
Income from continuing operations	34,908	36,697	27,622
Income from discontinued operations, net of minority interests	3,855	448	2,918
Income before gain (loss) on sales of real estate	38,763	37,145	30,540
Gain (loss) on sales of real estate	268	(113)	337
Net Income	39,031	37,032	30,877
Preferred share dividends	(14,615)	(16,329)	(12,003)
Repurchase of preferred units in excess of recorded book value	—	—	(11,224)
Issuance costs associated with redeemed preferred shares	—	(1,813)	—
Net Income Available to Common Shareholders	$24,416	$18,890	$7,650

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$24,416	$18,890	$7,650
Dividends on convertible preferred shares	—	21	—
Numerator for Diluted EPS Computation	$24,416	$18,911	$7,650

Denominator:
Weighted Average Common Shares - Basic	37,371	33,173	26,659
Dilutive options	1,626	1,675	1,362
Preferred shares outstanding assuming conversion	—	134	—
Weighted Average Common Shares - Diluted	38,997	34,982	28,021

Earnings per diluted share	$0.63	$0.54	$0.27

Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	December 31
	2005	2004	2003

Net Income	$39,031	$37,032	$30,877
Preferred share dividends	(14,615)	(16,329)	(12,003)
Issuance costs associated with redeemed preferred shares	—	(1,813)	—
Combined real estate related depreciation and other amortization	62,850	51,371	36,681
Depreciation and amortization of unconsolidated real estate entities	182	106	295
Depreciation and amortization allocable to minority interests in other consol. entities	(114)	(86)	—
Minority interest - common units, gross	5,889	5,659	6,712
Gain on sale of real estate properties, excluding redevelopment	(4,422)	(95)	(2,897)
Funds From Operations (FFO) - Basic	88,801	75,845	59,665

Minority interest - preferred units	—	—	1,049
Convertible preferred share dividends	—	21	544
Restricted common share dividends	—	382	—
Expense on dilutive options	—	—	10
Funds From Operations (FFO) - Diluted	$88,801	$76,248	$61,268

Straight line rents	(6,763)	(8,364)	(4,840)
Accretion of intangible assets and liabilities classified as revenues	(426)	(931)	(1,817)
Issuance costs associated with redeemed preferred shares	—	1,813	—
Recurring capital improvements	(18,198)	(17,394)	(11,456)
Adjusted Funds from Operations - Diluted	$63,414	$51,372	$43,155

Preferred dividends - redeemable non-convertible	14,615	16,308	11,459
Preferred dividends - redeemable convertible	—	21	544
Preferred distributions	660	179	1,049
Common distributions	9,222	8,512	8,115
Common dividends	40,755	33,579	25,066
Total Dividends/Distributions	$65,252	$58,599	$46,233

Denominator for earnings per share - Diluted	38,997	34,982	28,021
Preferred shares outstanding assuming conversion	—	—	1,197
Common units	8,702	8,726	8,932
Restricted shares	—	221	—
Dilutive options	—	—	43
Convertible preferred units	—	—	1,101
Denominator for funds from operations per share - Diluted	47,699	43,929	39,294

Funds From Operations (FFO) - Diluted	$88,801	$76,248	$61,268
Issuance costs associated with redeemed preferred shares (1)	—	1,813	—
FFO diluted, as adjusted for issuance costs associated with redeemed preferred shares	$88,801	$78,061	$61,268

Numerator for Diluted EPS Computation	$24,416	$18,911	$7,650
Issuance costs associated with redeemed preferred shares (1)	—	1,813	—
Dividends on convertible preferred shares	—	—	544
Expense on dilutive options	—	—	10
Repurchase of preferred units in excess of recorded book value (2)	—	—	11,224
Numerator for Diluted EPS Computation, as adjusted	$24,416	$20,724	$19,428

Weighted Average Common Shares - Diluted	38,997	34,982	28,021
Dilutive options	n/a	n/a	43
Preferred shares assuming conversion	n/a	n/a	1,197
Weighted Average Common Shares - Diluted, as adjusted	38,997	34,982	29,261

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares and the repurchase of preferred units in excess of recorded book value	$0.63	$0.59	$0.66

(1)   Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

(2)   Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Annual Consolidated Reconciliation of Earnings Before Interest,

Income Taxes, Depreciation and Amortization (EBITDA)

(Dollars and shares in thousands)

	December 31
	2005	2004	2003

Net Income	$39,031	$37,032	$30,877
Combined interest expense	57,145	44,263	41,179
Amortization of deferred financing costs	2,240	2,431	2,767
Income tax expense (benefit), gross	699	795	(169)
Depreciation of furniture, fixtures and equipment	706	532	460
Combined real estate related depreciation and other amortization	62,849	51,371	36,681
Minority interest - preferred units	660	179	1,049
Minority interest - common units, gross	5,889	5,659	6,712
Minority interest - other consolidated entities	(85)	(12)	—
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$169,134	$142,250	$119,556

Common dividends for Earnings Payout Ratio	$40,755	$33,579	$25,066
Common distributions	9,222	8,512	8,115
Common share dividends on restricted shares	—	382	—
Convertible preferred dividends	—	21	544
Convertible preferred unit distributions	—	—	1,049
Dividends and distributions for FFO and AFFO Payout Ratio	$49,977	$42,494	$34,774

Total tenant improvements and incentives on operating properties	$30,452	$14,067	$8,588
Total capital improvements on operating properties	9,782	10,349	4,415
Total leasing costs for operating properties	9,843	11,718	3,260
Less: Nonrecurring tenant improvements and incentives on operating properties	(21,505)	(3,993)	(2,024)
Less: Nonrecurring capital improvements on operating properties	(4,522)	(7,100)	(2,347)
Less: Nonrecurring leasing costs for operating properties	(6,040)	(7,647)	(484)
Add: Recurring improvements on operating properties held through joint ventures	188	—	48
Recurring capital expenditures	$18,198	$17,394	$11,456

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
Common Equity - End of Quarter
Common Shares	39,927	39,558	37,191	37,043	36,842
Common Units	8,523	8,765	8,675	8,544	8,544
Total	48,450	48,323	45,866	45,587	45,386
End of Quarter Common Share Price	$35.54	$34.95	$29.45	$26.48	$29.35
Market Value of Common Shares/Units	$1,721,913	$1,688,889	$1,350,754	$1,207,144	$1,332,079

Common Shares Trading Volume
Average Daily Volume (Shares)	172	164	145	129	140
Average Daily Volume (Dollars in thousands)	$6,026.90	$5,391.59	$4,031.40	$3,437.50	$3,829.59
As a Percentage of Weighted Average Common Shares	0.4%	0.4%	0.4%	0.4%	0.4%

Common Share Price Range
Quarterly High	$37.15	$35.68	$29.78	$29.30	$29.37
Quarterly Low	$32.50	$29.27	$25.39	$25.14	$25.70
Quarterly Average	$35.13	$32.98	$27.71	$26.55	$27.39

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	6,775	6,775	6,775
Total Convertible Preferred Equity	352	352	352	352	352
Total Preferred Equity	7,127	7,127	7,127	7,127	7,127
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$178,175	$178,175	$178,175

Weighted Average Shares:
Common Shares Outstanding	39,297	36,913	36,692	36,555	36,296
Restricted shares	224	—	—	—	238
Dilutive options	1,678	1,667	1,528	1,537	1,638
Common Units	8,688	8,758	8,676	8,544	8,588
Denominator for funds from operations per share - diluted	49,887	47,338	46,896	46,636	46,760

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$178,175	$178,175	$178,175
Market Value of Common Shares/Units	1,721,913	1,688,889	1,350,754	1,207,144	1,332,079
Total Equity Market Capitalization	$1,900,088	$1,867,064	$1,528,929	$1,385,319	$1,510,254

Total Debt	$1,348,351	$1,124,299	$1,177,779	$1,091,688	$1,022,688

Total Market Capitalization	$3,248,439	$2,991,363	$2,706,708	$2,477,007	$2,532,942

Debt to Total Market Capitalization	41.5%	37.6%	43.5%	44.1%	40.4%
Debt to Total Assets	63.3%	59.1%	62.3%	60.7%	59.0%
Debt to Undepreciated Book Value of Real Estate Assets	62.6%	58.3%	61.3%	59.5%	58.3%

Quarterly Debt Analysis

(Dollars in thousands)

	2005								2004
	December 31		September 30		June 30		March 31		December 31
Debt Outstanding
Mortgage Loans	$1,005,113		$787,684		$769,408		$773,315		$792,125
Construction Loans	70,238		97,615		72,371		48,773		26,963
Unsecured Revolving Credit Facility	273,000		239,000		336,000		269,600		203,600
	$1,348,351		$1,124,299		$1,177,779		$1,091,688		$1,022,688

Average Outstanding Balance
Mortgage Loans	$862,700		$777,209		$829,493		$778,021		$792,876
Construction Loans	96,793		83,608		58,167		41,451		31,147
Unsecured Revolving Credit Facility	239,537		352,022		271,201		226,307		155,422
	$1,199,030		$1,212,839		$1,158,861		$1,045,779		$979,445

Interest Rate Structure
Fixed	$922,313		$710,484		$724,369		$728,232		$738,648
Variable	426,038		340,415		380,010		363,456		234,040
Variable Subject to Interest Rate Protection (1) (2)	—		73,400		73,400		—		50,000
	$1,348,351		$1,124,299		$1,177,779		$1,091,688		$1,022,688

% of Fixed Rate Loans (3)	68.40%		69.72%		67.74%		66.71%		77.12%
% of Variable Rate Loans (2)	31.60%		30.28%		32.26%		33.29%		22.88%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.26%		6.23%		6.17%		6.25%		6.10%
Unsecured Revolving Credit Facility	5.09%		4.83%		4.51%		4.06%		3.48%
Total Weighted Average	5.90%		5.76%		5.74%		5.75%		5.85%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.05	x	3.06	x	3.10	x	3.12	x	3.28	x
Interest Coverage - EBITDA	2.82	x	3.17	x	2.91	x	2.95	x	3.04	x
Debt Service Coverage - Combined NOI	2.45	x	2.43	x	2.44	x	2.01	x	2.21	x
Debt Service Coverage - EBITDA	2.26	x	2.52	x	2.29	x	1.90	x	2.05	x
Fixed Charge Coverage - Combined NOI	2.45	x	2.42	x	2.43	x	2.43	x	2.52	x
Fixed Charge Coverage - EBITDA	2.26	x	2.51	x	2.28	x	2.29	x	2.33	x

(1)   We had a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expired January 3, 2005.

(2)   On April 7, 2005, we entered into a $73.4 million notional amount forward swap at a fixed rate of 5.0244% which commenced in July 2005. We terminated this forward swap in October 2005 and paid $603,000.

(3)   Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2005				2004
	December 31	September 30	June 30	March 31	December 31
OPERATING RATIOS — All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	15.34%	16.63%	14.94%	14.91%	16.12%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	70.03%	69.64%	70.66%	68.80%	70.71%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	64.73%	72.12%	66.29%	64.93%	65.58%

G&A as a % of Net Income (G&A / Net Income)	36.70%	31.33%	34.71%	36.24%	36.70%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	5.63%	5.21%	5.19%	5.40%	5.91%

G&A as a % of EBITDA (G&A / EBITDA)	8.70%	7.23%	7.82%	8.32%	9.02%

Recurring Capital Expenditures	$5,226	$4,945	$3,293	$4,734	$4,695
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.41	$0.41	$0.27	$0.40	$0.40
Recurring Capital Expenditures as a % of NOI (Combined NOI)	11.13%	11.15%	7.63%	11.35%	11.33%

Quarterly Dividend Analysis

	2005								2004
	December 31		September 30		June 30		March 31		December 31
Common Share Dividends
Dividends per share/unit	$0.280		$0.280		$0.255		$0.255		$0.255
Increase over prior quarter	0.0%		9.8%		0.0%		0.0%		0.0%

Common Dividend Payout Ratios
Payout - Earnings	167.0%		158.1%		171.6%		173.4%		160.4%

Payout - FFO - Diluted	57.0%		60.6%		53.1%		54.5%		55.4%

Payout - AFFO - Diluted	85.3%		84.4%		68.2%		78.1%		87.9%

Dividend Coverage - FFO - Diluted	1.76	x	1.65	x	1.88	x	1.84	x	1.81	x

Dividend Coverage - AFFO - Diluted	1.17	x	1.18	x	1.47	x	1.28	x	1.14	x

Common Dividend Yields
Dividend Yield	3.15%		3.20%		3.46%		3.85%		3.48%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063		$0.64063		$0.64063		$0.64063		$0.64063
Preferred Share Dividend Yield	10.250%		10.250%		10.250%		10.250%		10.250%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719		$0.61719		$0.61719		$0.61719		$0.61719
Preferred Share Dividend Yield	9.875%		9.875%		9.875%		9.875%		9.875%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Investor Composition and Analyst Coverage

(as of December 31, 2005)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	974,943	7,428,513	—	8,403,456	17.28%
Institutional Ownership	35,572,658	—	—	35,572,658	73.15%
Other / Retail	3,379,715	1,094,775	176,000	4,650,490	9.56%
	39,927,316	8,523,288	176,000	48,626,604	100.00%

	December 31,	September 30,	June 30,	March 31,	December 31,
RESEARCH COVERAGE	2005	2005	2005	2005	2004

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	n/a
Harris Nesbitt Corp.	x	x	n/a	n/a	n/a
Legg Mason Wood Walker, Inc.	n/a	x	x	x	x
Maxcor Financial Group, Inc.	n/a	n/a	x	x	x
KeyBanc Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source: Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2005 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  December 31, 2005

(Dollars in thousands)

		Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2006		$14,757	$59,975	$5,737	$46,333	$—	$126,802
2007		13,490	65,698	5,789	65,117	—	150,094
2008		11,601	142,903	2,156	38,631	273,000	468,291
2009		8,046	52,228	2,218	—	—	62,492
2010	(3)	7,432	52,177	359	13,822	—	73,790
2011		5,536	102,265	333	—	—	108,134
2012		3,942	36,124	357	—	—	40,423
2013		1,316	96,376	385	—	—	98,077
2014	(4)	143	—	322	4,262	—	4,727
2015		153	103,000	329	—	—	103,482
2016		165	108,543	356	—	—	109,064
2017		177	—	385	—	—	562
2018		—	193	417	—	—	610
2019		—	—	412	—	—	412
		$66,758	$819,482	$19,555	$168,165	$273,000	$1,346,960

			Net premium / (discount) to adjust to fair value of debt				1,391
			Debt per the Balance Sheet				$1,348,351

Notes:

(1)   Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)   We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)   We assumed that our $9.8 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)   We assumed that our $5.0 million recourse loan that matures in March 2034 may be prepaid in the three month period ending March 2014, without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

Property Summary by Region - December 31, 2005

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	304 Sentinel Drive (304 NBP)	BWI Airport	NBP		M		162,498
	302 Sentinel Drive (302 NBP)	BWI Airport	NBP		M		160,000
	306 Sentinel Drive (306 NBP)	BWI Airport	NBP		M		157,146
2	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
3	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,760
	322 Sentinel Drive (322 NBP)	BWI Airport	NBP		M		125,568
4	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
5	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
6	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
7	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
8	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
9	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
10	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
11	133 National Business Parkway	BWI Airport	NBP	1997	M	88,741
12	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
13	141 National Business Parkway	BWI Airport	NBP	1990	M	87,404
14	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
15	114 National Business Parkway	BWI Airport	NBP	2002	M	9,908
						1,688,562	730,972

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,865
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
	940 Elkridge Landing Road	BWI Airport	APS		M		51,704
						1,630,235	51,704

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,972
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,642	—

50	Subtotal (continued on next page)					3,804,439	782,676

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

50	Subtotal (continued from prior page)					3,804,439	782,676

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		125,000
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,760
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,909
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005	M	65,700	20,332
7	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
8	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
9	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
10	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
11	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
12	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
13	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
14	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
15	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
16	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
17	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
18	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
19	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
20	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
21	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
22	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
23	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
24	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						1,467,026	145,332

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	7175 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1996	S	26,500
5	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
6	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						297,024	—

82	Total Baltimore/Washington Corridor					5,873,489	928,008

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803
4	15 West Gude Drive	Rockville		1986	M	113,114
5	45 West Gude Drive	Rockville		1987	M	108,588
6	14502 Greenview Drive	Laurel		1988	M	72,449
7	14504 Greenview Drive	Laurel		1985	M	69,334
	Total Suburban Maryland					846,272	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park		M	7,171	53,829
						68,327	53,829

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	S	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

18	Total St. Mary’s & King George Counties					771,852	53,829

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		213,091
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,407	213,091

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,821	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

13	Total Northern Virginia					2,242,999	213,091

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						400,865	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						101,263	—

9	Total Northern/Central New Jersey					595,325	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982 / 1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
	Patriot Park View	Colorado Springs East	Patriot Park		M		50,000
2	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						135,907	50,000

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
						67,500	—

1	9950 Federal Drive	Colorado Springs East	InterQuest Office	2001	M	66,222
2	9960 Federal Drive	Colorado Springs East	InterQuest Office	2001	S	46,948
						113,170	—

5	Total Colorado Springs					316,577	50,000

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2005 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Baltimore

1	1615 and 1629 Thames Street	Baltimore City		1989	M	104,203
						104,203	—

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	211,931
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	230 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1981	M	107,348
4	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
5	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
6	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	55,249
7	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						704,692	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	176,689
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						421,192	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,906
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	29,457
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,701
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	10,945
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						402,174	—

25	Total Suburban Baltimore					1,632,261	—

165	TOTAL PORTFOLIO					13,708,118	1,244,928

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2005

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

	Northern/Central New Jersey

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
	Total Northern/Central New Jersey					157,394	—

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	S		471,587
	Total Baltimore/Washington Corridor					—	471,587

	Northern Virginia

	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M		139,877
	Total Northern Virginia					—	139,877

18	TOTAL PORTFOLIO					885,019	611,464

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Suburban Baltimore	St. Mary’s & King George Counties	Colorado Springs	San Antonio	Total Portfolio

December 31, 2005

Number of Buildings	82	13	9	4	—	7	25	18	5	2	165
Rentable Square Feet	5,873,489	2,242,999	595,325	960,349	—	846,272	1,632,261	771,852	316,577	468,994	13,708,118
Occupied %	96.21%	96.36%	96.40%	100.00%	—	79.83%	84.74%	95.41%	85.81%	100.00%	93.97%
Leased %	96.35%	98.49%	96.40%	100.00%	—	85.67%	89.04%	97.53%	85.81%	100.00%	95.37%

September 30, 2005

Number of Buildings	80	13	9	4	—	6	4	17	3	n/a	136
Rentable Square Feet	5,672,582	2,243,561	593,671	960,349	—	728,469	525,395	764,959	203,407	n/a	11,692,393
Occupied %	95.82%	94.90%	96.88%	100.00%	—	80.24%	86.90%	95.17%	95.46%	0.00%	94.62%
Leased %	96.70%	97.57%	96.88%	100.00%	—	80.24%	92.05%	95.33%	95.46%	0.00%	95.80%

June 30, 2005

Number of Buildings	73	13	13	4	16	7	4	17	n/a	n/a	147
Rentable Square Feet	5,354,519	2,244,018	904,250	960,349	671,759	784,335	525,406	764,959	n/a	n/a	12,209,595
Occupied %	95.81%	94.64%	77.44%	100.00%	84.93%	76.01%	98.04%	97.86%	0.00%	0.00%	92.92%
Leased %											93.75%

March 31, 2005

Number of Buildings	73	13	13	4	16	5	4	17	n/a	n/a	145
Rentable Square Feet	5,348,868	2,244,018	904,250	960,349	671,759	562,576	525,406	764,711	n/a	n/a	11,981,937
Occupied %	94.44%	93.37%	74.41%	100.00%	86.75%	81.52%	97.62%	97.06%	0.00%	0.00%	92.44%
Leased %											93.19%

December 31, 2004

Number of Buildings	73	13	13	4	16	5	4	17	n/a	n/a	145
Rentable Square Feet	5,347,828	2,241,452	904,250	960,349	671,759	562,577	525,327	764,711	n/a	n/a	11,978,253
Occupied %	95.64%	94.49%	91.25%	100.00%	85.37%	79.38%	90.98%	96.87%	0.00%	0.00%	93.98%
Leased %											94.96%

Note:  We now report our occupancy and leased activity for joint venture properties separately, effective in the third quarter 2005.  Prior quarters have not been restated. The Other region has been renamed the Suburban Baltimore region.

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Northern / Central New Jersey	Greater Harrisburg	Suburban Maryland	Total Portfolio

December 31, 2005

Number of Buildings	1	16	1	18
Rentable Square Feet	157,394	671,759	55,866	885,019
Occupied %	80.89%	89.35%	47.95%	85.23%
Leased %	86.85%	89.35%	47.95%	86.29%

September 30, 2005

Number of Buildings	1	16	1	18
Rentable Square Feet	157,394	671,759	55,866	885,019
Occupied %	78.49%	87.54%	47.95%	83.43%
Leased %	80.72%	87.79%	47.95%	84.01%

Note:  We previously reported our occupancy and leased percentages for joint venture properties as part of our entire portfolio.  We now report these percentages for joint venture properties separately, effective in the third quarter 2005.  Prior quarters have not been restated.

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of December 31, 2005

	Count	Square Feet	Occupied %	Leased %

Wholly Owned Properties	165	13,708,118	93.97%	95.37%
Add: Joint Venture Properties	18	885,019	85.23%	86.29%
Entire Portfolio	183	14,593,137	93.44%	94.82%

Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2005

(Dollars and square feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1) (6)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America (3)	43	2,037,616	15.8%	$39,589	15.2%	6.2
Booz Allen Hamilton, Inc.	11	534,632	4.2%	13,052	5.0%	7.0
Northrop Grumman Corporation	15	532,582	4.1%	11,755	4.5%	3.2
Computer Sciences Corporation (4)	5	454,902	3.5%	10,701	4.1%	5.4
L-3 Communications Titan Corporation (4)	5	239,153	1.9%	8,849	3.4%	7.6
Unisys (5)	3	741,284	5.8%	8,060	3.1%	3.5
AT&T Corporation (4)	8	302,810	2.4%	7,055	2.7%	2.8
General Dynamics Corporation	9	278,239	2.2%	6,765	2.6%	3.0
The Aerospace Corporation	2	221,785	1.7%	5,811	2.2%	8.9
Wachovia Bank	4	183,641	1.4%	5,523	2.1%	12.6
The Boeing Company (4)	5	162,279	1.3%	4,208	1.6%	3.2
Ciena Corporation	3	221,609	1.7%	3,333	1.3%	2.4
VeriSign, Inc.	1	99,121	0.8%	3,272	1.3%	8.6
Magellan Health Services, Inc.	2	142,199	1.1%	2,867	1.1%	5.6
PricewaterhouseCoopers	1	97,638	0.8%	2,720	1.0%	0.2
Lockheed Martin Corporation	6	159,677	1.2%	2,709	1.0%	3.4
Johns Hopkins University (4)	7	106,473	0.8%	2,609	1.0%	1.7
Merck & Co., Inc. (Unisys) (5)	1	219,065	1.7%	2,419	0.9%	3.5
Wyle Laboratories, Inc.	4	174,792	1.4%	2,348	0.9%	6.6
Carefirst, Inc. and Subsidiaries (4)	3	94,223	0.7%	2,318	0.9%	1.1

Subtotal Top 20 Office Tenants	138	7,003,720	54.4%	145,961	55.9%	5.5
All remaining tenants	526	5,878,369	45.6%	115,276	44.1%	4.4
Total/Weighted Average	664	12,882,089	100.0%	$261,236	100.0%	5.0

(1)          Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)          The weighting of the lease term was computed using Total Rental Revenue.

(3)          Many of our government leases are subject to early termination provisions which are customary to government leases.  The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)          Includes affiliated organizations or agencies.

(5)          Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

(6)          Order of tenants is based on Annualized Rent.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$34,282	$30,771	$29,088	$29,679	$28,725
Northern Virginia	15,979	15,473	14,385	14,419	14,405
Northern/Central New Jersey	2,868	3,862	3,179	3,871	4,757
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	—	2,197	2,166	2,244	2,172
St. Mary’s and King George Counties	3,141	2,900	3,933	2,878	1,948
Suburban Maryland	3,614	3,354	3,133	2,454	2,389
Suburban Baltimore (1)	3,025	2,720	2,692	2,662	2,403
San Antonio	1,814	—	—	—	—
Colorado Springs	983	23	—	—	—
Subtotal	68,212	63,806	61,082	60,713	59,305
Eliminations / other	(1,188)	(139)	(41)	(87)	(691)

Combined Real Estate Revenues	$67,024	$63,667	$61,041	$60,626	$58,614

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$24,108	$21,524	$20,548	$20,266	$19,871
Northern Virginia	10,634	10,266	9,603	9,404	9,634
Northern/Central New Jersey	1,780	2,244	1,656	2,361	3,508
Greater Philadelphia	2,466	2,464	2,469	2,471	2,459
Greater Harrisburg	(32)	1,425	1,504	1,500	1,489
St. Mary’s and King George Counties	2,422	2,186	3,288	2,172	1,388
Suburban Maryland	2,220	2,120	2,054	1,368	1,323
Suburban Baltimore (1)	1,878	1,641	1,724	1,490	1,377
San Antonio	1,479	—	—	—	—
Colorado Springs	613	(14)	—	—	—
Subtotal	47,568	43,856	42,846	41,032	41,049
Eliminations / other	(630)	482	287	677	395

Combined NOI	$46,938	$44,338	$43,133	$41,709	$41,444

(1) The Other region has been renamed the Suburban Baltimore region.

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$21,263	$19,981	$19,727	$19,327	$19,026
Northern Virginia	9,231	9,325	8,647	8,452	7,408
Northern/Central New Jersey	1,647	1,960	1,197	1,875	3,035
Greater Philadelphia	2,580	2,578	2,533	2,534	2,523
Suburban Maryland	1,595	1,583	1,538	1,296	1,254
St. Mary’s and King George Counties	1,563	1,329	1,332	1,254	1,202
Suburban Baltimore (2)	1,415	1,590	1,611	1,250	1,266

Total Office Properties	$39,294	$38,346	$36,585	$35,988	$35,714

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$21,851	$20,807	$20,417	$20,087	$19,766
Northern Virginia	10,117	9,471	9,190	8,970	9,444
Northern/Central New Jersey	1,780	1,924	1,209	1,864	3,039
Greater Philadelphia	2,467	2,465	2,471	2,472	2,461
Suburban Maryland	1,663	1,707	1,591	1,369	1,323
St. Mary’s and King George Counties	1,552	1,331	1,337	1,264	1,220
Suburban Baltimore (2)	1,457	1,642	1,724	1,490	1,377

Total Office Properties	$40,887	$39,347	$37,939	$37,516	$38,630

(1)          Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

(2)          The Other region has been renamed the Suburban Baltimore region.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Suburban Maryland	Suburban Baltimore (2)	St.Mary’s and King George Counties	Total Office

4th Quarter 2005 Average

Number of Buildings	72	12	9	4	5	4	9	115
Rentable Square Feet	5,301,951	2,154,905	595,325	960,349	562,633	525,395	490,046	10,590,604
Percent Occupied	96.19%	95.69%	96.47%	100.00%	84.87%	86.96%	97.43%	95.44%

3rd Quarter 2005 Average

Number of Buildings	72	12	9	4	5	4	9	115
Rentable Square Feet	5,302,490	2,155,619	593,974	960,349	562,633	525,402	490,324	10,590,791
Percent Occupied	95.84%	94.53%	76.45%	100.00%	84.24%	89.28%	97.12%	93.98%

2nd Quarter 2005 Average

Number of Buildings	72	12	9	4	5	4	9	115
Rentable Square Feet	5,301,001	2,155,924	594,125	960,349	562,614	525,406	490,241	10,589,660
Percent Occupied	95.38%	93.48%	69.90%	100.00%	81.81%	97.58%	96.10%	93.40%

1st Quarter 2005 Average

Number of Buildings	72	12	9	4	5	4	9	115
Rentable Square Feet	5,296,968	2,155,924	594,125	960,349	562,576	525,380	490,076	10,585,398
Percent Occupied	94.39%	69.58%	75.27%	100.00%	80.51%	96.15%	95.31%	92.94%

4th Quarter 2004 Average

Number of Buildings	72	12	9	4	5	4	9	115
Rentable Square Feet	5,296,032	2,153,358	594,125	960,349	562,420	526,710	490,076	10,583,070
Percent Occupied	94.92%	94.40%	93.37%	100.00%	79.45%	88.14%	95.45%	94.05%

(1)   Same office properties include buildings owned for a minimum of five reporting quarters.

(2)   The Other region has been renamed the Suburban Baltimore region.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000’s)

January - March	38	415,697	3.2%	$8,819	3.4%	$21.22
April - June	21	181,212	1.4%	3,417	1.3%	18.85
July - September	16	242,135	1.9%	3,991	1.5%	16.48
October - December	26	353,167	2.7%	8,154	3.1%	23.09
Total 2006	101	1,192,211	9.3%	24,381	9.3%	20.45

2007	107	1,607,275	12.5%	33,731	12.9%	20.99
2008	118	1,497,936	11.6%	31,136	11.9%	20.79
2009	117	2,535,222	19.7%	42,612	16.3%	16.81
2010	94	1,643,300	12.8%	35,857	13.7%	21.82
2011	40	678,802	5.3%	12,439	4.8%	18.33
2012	22	782,851	6.1%	17,040	6.5%	21.77
2013	11	492,790	3.8%	12,827	4.9%	26.03
2014	11	596,809	4.6%	18,170	7.0%	30.45
2015	25	881,234	6.8%	18,678	7.1%	21.20
2016	1	28,008	0.2%	798	0.3%	28.50
2017	1	65,700	0.5%	1,171	0.4%	17.83
2018	3	328,944	2.6%	7,204	2.8%	21.90
2019	—	—	0.0%	—	0.0%	0.00
2020	—	—	0.0%	—	0.0%	0.00
2021	1	46,748	0.4%	987	0.4%	21.10
2022	—	—	0.0%	—	0.0%	0.00
2023	—	—	0.0%	—	0.0%	0.00
2024	—	—	0.0%	—	0.0%	0.00
2025	2	468,994	3.6%	3,991	1.5%	8.51

Other (3)	10	35,265	0.3%	213	0.1%	6.05

Total / Average	664	12,882,089	100.0%	$261,236	100.0%	$20.28

NOTE:  As of  December 31, 2005, the weighted average lease term for the wholly owned properties is 5.0 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Annual Office Renewal Analysis (1)

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg (2)	Suburban Maryland	St. Mary’s & King George Counties (3)	Suburban Baltimore (4)	Total Office

For Year Ended December 31, 2005:
Expiring Square Feet	946,260	107,739	45,603	50,644	47,955	40,657	94,555	1,333,413
Vacated Square Feet	316,391	14,420	11,538	17,149	30,881	4,479	50,439	445,297
Renewed Square Feet	629,869	93,319	34,065	33,495	17,074	36,178	44,116	888,116
Retention Rate (% based upon square feet)	66.56%	86.62%	74.70%	66.14%	35.60%	88.98%	46.66%	66.60%

Renewed Space Only:
Change in Base Rent - Straight-line (5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Straight-line	9.84%	-2.57%	4.32%	-8.39%	8.16%	-1.99%	-0.93%	5.64%

Change in Base Rent - Cash (5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Cash	2.78%	-13.04%	-0.35%	-12.48%	2.34%	-5.54%	-7.80%	-1.67%

Average Capital Cost per Square Foot	$2.24	$14.67	$5.15	$0.56	$5.91	$4.44	$6.72	$3.98

Renewed & Retenanted Space:
Change in Base Rent - Straight-line (5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Straight-line	7.09%	-6.14%	-27.19%	-8.72%	31.71%	3.57%	0.46%	-1.49%

Change in Base Rent - Cash (5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Cash	0.64%	-15.07%	-35.67%	-12.00%	19.20%	-0.19%	-6.78%	-8.59%

Average Capital Cost per Square Foot	$5.06	$20.41	$6.46	$5.10	$34.50	$4.73	$11.56	$8.23

For Year Ended December 31, 2004:
Expiring Square Feet	597,595	81,754	200,097	198,827	28,466	87,187	132,381	1,326,307
Vacated Square Feet	188,475	10,349	12,781	34,715	14,572	25,444	92,426	378,762
Renewed Square Feet	409,120	71,405	187,316	164,112	13,894	61,743	39,955	947,545
Retention Rate (% based upon square feet)	68.46%	87.34%	93.61%	82.54%	48.81%	70.82%	30.18%	71.44%

Renewed Space Only:
Change in Base Rent - Straight-line	5.48%	15.07%	9.58%	-11.79%	1.73%	6.88%	7.30%	5.28%
Change in Total Rent - Straight-line	9.17%	-0.67%	7.57%	-9.20%	1.32%	6.73%	5.04%	4.85%

Change in Base Rent - Cash	1.21%	7.75%	4.65%	-17.92%	-6.49%	3.73%	1.84%	0.27%
Change in Total Rent - Cash	4.88%	-0.90%	3.11%	-14.24%	-6.66%	3.64%	-0.08%	0.89%

Average Capital Cost per Square Foot	$7.36	$13.93	$1.34	$3.10	$7.24	$1.90	$3.72	$5.42

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.18%	6.30%	8.01%	-8.66%	-6.62%	5.43%	17.59%	7.20%
Change in Total Rent - Straight-line	10.38%	-8.05%	5.55%	-7.86%	-7.70%	5.10%	9.77%	5.10%

Change in Base Rent - Cash	4.70%	4.13%	2.83%	-15.25%	-12.96%	2.47%	5.87%	2.16%
Change in Total Rent - Cash	6.10%	-10.30%	0.87%	-13.28%	-13.70%	2.19%	-0.68%	0.52%

Average Capital Cost per Square Foot	$10.97	$25.32	$6.10	$4.75	$11.90	$1.72	$20.80	$10.86

(1) No renewal or retenanting activity transpired in our Greater Philadelphia, Colorado Springs or San Antonio, Texas regions.

(2) We ceased reporting renewal and retenanting activity for any of our joint venture properties effective fourth quarter of 2005.

(3) The St. Mary’s and King George Counties region was nonexistent until 2004.

(4) The Other region has been renamed the Suburban Baltimore region.

(5) We no longer report on changes to base rent; we now report only on changes to total rent.

Annual Office Renewal Analysis (1) (continued)

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg (2)	Suburban Maryland	St. Mary’s & King George Counties (3)	Suburban Baltimore (4)	Total Office

For Year Ended December 31, 2003:
Expiring Square Feet	707,582	162,196	68,535	160,441	77,754	n/a	23,088	1,199,596
Vacated Square Feet	189,544	8,101	27,012	25,140	35,454	n/a	5,844	291,095
Renewed Square Feet	518,038	154,095	41,523	135,301	42,300	n/a	17,244	908,501
Retention Rate (% based upon square feet)	73.21%	95.01%	60.59%	84.33%	54.40%	n/a	74.69%	75.73%

Renewed Space Only:
Change in Base Rent - Straight-line	6.21%	12.75%	5.89%	0.19%	10.78%	n/a	-0.60%	6.87%
Change in Total Rent - Straight-line	4.61%	8.80%	1.48%	0.23%	9.07%	n/a	-0.84%	5.05%

Change in Base Rent - Cash	-0.60%	-0.92%	2.08%	-2.91%	0.25%	n/a	-6.05%	-0.84%
Change in Total Rent - Cash	-1.58%	-0.65%	-1.93%	-2.28%	-0.19%	n/a	-6.26%	-1.48%

Average Capital Cost per Square Foot	$1.78	$7.27	$11.28	$3.52	$5.17	n/a	$8.14	$3.68

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.92%	-0.91%	6.69%	-2.19%	1.54%	n/a	-2.98%	5.71%
Change in Total Rent - Straight-line	7.37%	-3.08%	2.86%	-1.79%	0.37%	n/a	-2.11%	3.40%

Change in Base Rent - Cash	3.32%	-9.86%	3.00%	-5.22%	-7.98%	n/a	-6.34%	-1.01%
Change in Total Rent - Cash	1.36%	-10.12%	-0.46%	-4.28%	-8.13%	n/a	-5.20%	-2.48%

Average Capital Cost per Square Foot	$7.23	$5.35	$13.35	$4.33	$8.81	n/a	$7.27	$6.90

(1) No renewal or retenanting activity transpired in our Greater Philadelphia, Colorado Springs or San Antonio, Texas regions.

(2) We ceased reporting renewal and retenanting activity for any of our joint venture properties effective fourth quarter of 2005.

(3) The St. Mary’s and King George Counties region was nonexistent until 2004.

(4) The Other region has been renamed the Suburban Baltimore region.

(5) We no longer report on changes to base rent; we now report only on changes to total rent.

Quarterly Office Renewal Analysis as of December 31, 2005

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	St. Mary’s & King George Counties	Suburban Baltimore	Total Office

Quarter Ended December 31, 2005:

Expiring Square Feet	223,692	14,860	7,973	n/a	34,240	7,722	14,044	302,531
Vacated Square Feet	118,120	—	2,491	—	28,142	—	672	149,425
Renewed Square Feet	105,572	14,860	5,482	n/a	6,098	7,722	13,372	153,106
Retention Rate (% based upon square feet)	47.20%	100.00%	68.76%	0.00%	17.81%	100.00%	95.22%	50.61%

Renewed Space Only:
Average Committed Cost per Square Foot	$1.55	$6.43	$12.39	n/a	$11.87	$5.50	$—	$2.89
Weighted Average Lease Term in years	2.3	3.4	4.6	n/a	2.9	3.0	4.5	2.8

Change in Total Rent - GAAP	0.33%	17.03%	-3.56%	n/a	11.19%	-10.65%	-0.74%	1.66%
Change in Total Rent - Cash	-5.12%	5.63%	0.45%	n/a	3.01%	-14.31%	-10.10%	-4.40%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$2.21	$6.43	$14.45	n/a	$48.12	$5.16	$5.76	$10.54
Weighted Average Lease Term in years	2.4	3.4	4.7	n/a	13.2	3.0	4.4	4.4

Change in Total Rent - GAAP	-0.94%	17.03%	-1.88%	n/a	54.80%	6.50%	-0.06%	7.53%
Change in Total Rent - Cash	-5.98%	5.63%	0.74%	n/a	37.21%	2.88%	-9.86%	0.38%

Notes:	No renewal or retenanting activity transpired in our Greater Philadelphia, Colorado Springs or San Antonio, Texas regions.
We ceased reporting renewal and retenanting activity for any of our joint venture properties effective fourth quarter of 2005.
Activity is exclusive of owner occupied space and leases with less than a one year term.
Expiring square feet includes early renewals and excludes early terminations.
The Other region has been renamed the Suburban Baltimore region.

Year to Date Wholly-Owned Acquisition Summary as of December 31, 2005 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

8611 Military Drive (3)	San Antonio	3/30/2005	468,994	100.0%	$30,500	$30,845

15 West Gude Drive (4)	Rockville	4/7/2005	113,114	22.8%	17,011	17,227

45 West Gude Drive (4)	Rockville	4/7/2005	108,588	100.0%	20,134	20,390

7175 Riverwood Drive (5)	Howard Co. Perimeter	7/27/2005	26,500	100.0%	2,279	2,456

7130 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	46,840	100.0%	6,450	6,465

7134 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	21,991	100.0%	3,028	3,035

7138 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	38,225	100.0%	5,264	5,276

7142 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	45,951	100.0%	6,327	6,342

7150 Columbia Gateway Drive	Howard Co. Perimeter	9/19/2005	35,812	56.8%	4,931	4,943

985 Space Center Drive	Colorado Springs East	9/28/2005	102,717	91.0%	14,700	14,708

980 Technology Court	Colorado Springs East	9/28/2005	33,190	100.0%	3,300	3,241

1670 North Newport Road	Colorado Springs East	9/30/2005	67,500	100.0%	9,000	9,056

110 Thomas Johnson Drive (6)	Frederick	10/21/2005	117,803	58.0%	15,908	16,099

7015 Albert Einstein Drive	Howard Co. Perimeter	12/1/2005	61,203	100.0%	9,150	9,428

9950 Federal Drive	Colorado Springs East	12/22/2005	66,222	53.8%	4,566	5,749

9960 Federal Drive	Colorado Springs East	12/22/2005	46,948	89.2%	6,849	5,694

11311 McCormick Road	Hunt Valley/Route 83 Corridor	12/22/2005	211,931	87.2%	28,455	28,338
200 International Circle	Hunt Valley/Route 83 Corridor	12/22/2005	128,658	72.1%	15,018	14,956
201 International Circle	Hunt Valley/Route 83 Corridor	12/22/2005	78,634	75.2%	9,298	9,260
226 Schilling Circle	Hunt Valley/Route 83 Corridor	12/22/2005	98,640	79.5%	15,350	15,287
230 Schilling Circle	Hunt Valley/Route 83 Corridor	12/22/2005	107,348	68.6%	13,084	13,030
11011 McCormick Road	Hunt Valley/Route 83 Corridor	12/22/2005	55,249	100.0%	5,225	5,204
11101 McCormick Road	Hunt Valley/Route 83 Corridor	12/22/2005	24,232	88.4%	2,205	2,196
7131 Ambassador Road	Westside	12/22/2005	7,453	50.9%	526	523

7127 Ambassador Road	Westside	12/22/2005	11,144	77.7%	698	695

Subtotal (continued on next page)			2,124,887		$249,256	$250,443

(1)          Excludes land only acquisitions.

(2)          Initial accounting investment recorded by property.

(3)          Contractual purchase price excludes $3.0 million purchase of adjacent land parcel and $5.9 million purchase of adjacent parcel.

(4)          Contractual purchase price excludes $6.2 million purchase of adjacent land parcel.

(5)          Contractual purchase price excludes $1.5 million purchase of adjacent land parcel.

(6)   Contractual purchase price excludes $1.1 million purchase of adjacent land parcel.

Year to Date Wholly-Owned Acquisition Summary as of December 31, 2005 (1) (continued)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

Subtotal (from previous page)			2,124,887		$249,256	$250,443

7129 Ambassador Road	Westside	12/22/2005	10,945	0.0%	741	738

7125 Ambassador Road	Westside	12/22/2005	50,906	90.1%	3,412	3,398

7104 Ambassador Road	Westside	12/22/2005	29,457	100.0%	1,525	1,519

7102 Ambassador Road	Westside	12/22/2005	8,879	100.0%	619	616

7106 Ambassador Road	Westside	12/22/2005	8,820	52.9%	600	598

7108 Ambassador Road	Westside	12/22/2005	9,018	47.1%	496	494

15 Governor’s Court	Westside	12/22/2005	14,568	100.0%	1,633	1,627

17 Governor’s Court	Westside	12/22/2005	14,701	78.6%	875	872

21 Governor’s Court	Westside	12/22/2005	56,063	85.9%	4,702	4,683

7152 Windsor Boulevard	Westside	12/22/2005	57,855	100.0%	8,004	7,971

7253 Ambassador Road	Westside	12/22/2005	38,930	100.0%	4,161	4,145

7210 Ambassador Road	Westside	12/22/2005	83,435	100.0%	7,873	7,840

Total			2,508,464	84.9%	$284,989	$284,944

(1)          Excludes land only acquisitions.

(2)          Initial accounting investment recorded by property.

Year to Date Joint-Venture Acquisition Summary as of December 31, 2005

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	JV Investment (1)

Individual Property:

2900 Towerview Road	Route 28 South	12/20/2005	139,877	55.9%	$11,890	$12,359

7468 Candlewood Road	BWI Airport	12/20/2005	471,587	100.0%	18,751	19,210

Total			611,464	89.9%	$30,641	$31,569

(1)          Initial accounting investment recorded by joint venture.

Year to Date Disposition Summary as of December 31, 2005 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

104 Interchange Plaza	Exit 8A - Cranbury	9/8/2005	47,677	$6,410

101 Interchange Plaza	Exit 8A - Cranbury	9/8/2005	43,621	5,991

4301 Route 1	Monmouth Junction	9/8/2005	61,433	10,056

2605 Interstate Drive (2)	East Shore	9/29/2005	79,456	11,117

2601 Market Place (2)	East Shore	9/29/2005	65,411	7,379

6345 Flank Drive (2)	East Shore	9/29/2005	69,443	6,999

6340 Flank Drive (2)	East Shore	9/29/2005	68,200	7,010

6400 Flank Drive (2)	East Shore	9/29/2005	52,439	5,316

6360 Flank Drive (2)	East Shore	9/29/2005	46,500	4,665

6385 Flank Drive (2)	East Shore	9/29/2005	32,921	2,973

6380 Flank Drive (2)	East Shore	9/29/2005	32,668	3,258

6405 Flank Drive (2)	East Shore	9/29/2005	32,000	3,197

95 Shannon Road (2)	East Shore	9/29/2005	21,976	2,501

75 Shannon Road (2)	East Shore	9/29/2005	20,887	2,840

6375 Flank Drive (2)	East Shore	9/29/2005	19,783	2,381

85 Shannon Road (2)	East Shore	9/29/2005	12,863	1,842

5035 Ritter Road (2)	West Shore	9/29/2005	56,556	5,833

5070 Ritter Road - Building A (2)	West Shore	9/29/2005	32,309	2,833

5070 Ritter Road - Building B (2)	West Shore	9/29/2005	28,347	2,856

Total			824,490	$95,457

(1)          Excludes land only dispositions.

(2)   Sold an 80% ownership interest by contributing into a joint venture.

Development Summary as of December 31, 2005

(Dollars in thousands)

		Wholly
		Owned	Total	Percentage
		or Joint	Rentable	Leased	Anticipated		Outstanding	Anticipated
		Venture	Square	or	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Committed	Cost	to date	12/31/2005	Operations

Under Construction

304 Sentinel Drive (304 NBP) Annapolis Junction, Maryland (1)	BWI Airport	Owned	162,498	100.00%	$29,531	$23,603	$—	Construction 1Q 06

46591 Expedition Drive (Expedition 6) (2) Lexington Park, Maryland	St. Mary’s County	Owned	61,000	23.57%	8,158	6,280	—	Construction 3Q 06

15010 Conference Center Drive (WTP II) Chantilly, Virginia (3)	Dulles South	Owned	213,091	0.00%	41,797	27,282	10,829	Construction 4Q 06

322 Sentinel Drive (322 NBP) Annapolis Junction, Maryland (4)	BWI Airport	Owned	125,568	100.00%	21,679	17,289	12,460	Construction 4Q 06

Patriot Park View Colorado Springs, Colorado	Colorado Springs East	Owned	50,000	100.00%	10,742	4,371	—	Construction 4Q 06

6711 Columbia Gateway Drive Columbia, Maryland (5)	Howard Co. Perimeter	Owned	125,000	42.45%	25,372	17,678	8,630	Construction 1Q 07

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland (6)	BWI Airport	Owned	157,146	59.39%	27,527	20,618	15,342	Construction 1Q 07

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,760	0.00%	23,757	4,247	—	Construction 1Q 08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	160,000	0.00%	31,903	7,365	—	Construction 2Q 08

Total Under Construction			1,180,063	42.27%	$220,466	$128,733	$47,261

(1)       304 NBP became operational in January 2006.

(2)       Although classified as “Under Construction”, 7,171 square feet became operational in the fourth quarter of 2005.

(3)       Total loan commitment is $32.0 million.

(4)       Total loan commitment is $19.0 million.

(5)       Total loan commitment is $19.5 million.

(6)       Total loan commitment is $25.0 million.

Development Summary as of December 31, 2005 (continued)

(Dollars in thousands)

		Wholly
		Owned	Total	Percentage
		or Joint	Rentable	Leased	Anticipated		Outstanding	Anticipated
		Venture	Square	or	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Committed	Cost	to date	12/31/2005	Operations

Redevelopment

940 Elkridge Landing Road (AS 7) Linthicum, Maryland (1)	BWI Airport	Owned	51,704	0.00%	$5,466	$288	$—	Redevelopment 4Q 06

2900 Towerview Road Herndon, Virginia	Route 28 South	JV	139,877	55.89%	21,994	15,443	—	Redevelopment 1Q 07

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	471,587	100.00%	52,376	19,454	—	Redevelopment 2Q 07

Total Redevelopment			663,168	82.90%	$79,836	$35,185	$—

Under Development

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	168,000	0.00%	$29,379	$—	$—	Development 2008

316 Sentinel Drive (316 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,000	0.00%	24,735	—	—	Development 2008

7740 Milestone Parkway Hanover, Maryland	BWI Airport	Under Contract/ JV	151,800	0.00%	31,441	1,834	—	Development 2008

Patriot Park View II Colorado Springs, Colorado	Colorado Springs East	Owned	90,000	0.00%	17,100	—	—	Development 2008

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,550	0.00%	23,753	732	—	Development 2008

16444 Commerce Drive Dahlgren, Virginia	King George County	Owned	56,000	0.00%	8,586	338	—	Development 2008

Total Under Development			722,350	0.00%	$134,994	$2,904	$—

(1)       940 Elkridge Landing Road’s anticipated total cost excludes $5.2 million of incurred costs for land and building as this property was previously operational.

Development Placed into Service for the Year Ended December 31, 2005

(Dollars in thousands)

				Development	Percentage
		Wholly Owned		Square Feet	Leased
		or Joint Venture	Total Rentable	Placed into	or
Property and Location	Submarket	(JV)	Square Feet	Service	Committed

2691 Technology Drive (191 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	103,683	103,683	100.00%

318 Sentinel Drive (318 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,681	125,681	100.00%

8611 Military Drive (two building complex) San Antonio, Texas	San Antonio	Owned	468,994	468,994	100.00%

8621 Robert Fulton Drive Columbia, Maryland	Howard Co. Perimeter	Owned	86,032	65,700	100.00%

Total			784,390	764,058	100.00%

In addition to the above, 7,171 square feet of space was placed into service during the fourth quarter at 46591 Expedition Drive (Expedition 6), representing 11.8% occupancy, and this building remains classified as “Under Construction”.

Land Inventory as of December 31, 2005

Location	Submarket	Status	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	19	246,800
Westfields Corporate Center	Dulles South	owned	17	377,300
Westfields Corporate Center	Dulles South	owned	32	674,200
2900 Towerview Road	Herndon	JV	4	55,000
Woodland Park	Herndon	owned	5	225,000
Total Northern Virginia			77	1,578,300

National Business Park	BWI Airport	owned	19	485,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14	220,000
MOR Montpelier 3	Howard Co. Perimeter	JV	2	19,000
1243 Winterson Road (AS 22)	BWI Airport	owned	2	30,000	(1)
Arundel Preserve	BWI Airport	under contract/ JV	56	up to 1,648,000
Lot 8F	BWI Airport	owned	2	0
7175 Riverwood	Howard Co. Perimeter	owned	4	60,000
Total Baltimore / Washington Corridor			99	2,614,000

110 Thomas Johnson Drive	Frederick	owned	6	80,000
Rockville Corporate Center	Rockville	owned	10	215,000
Total Suburban Maryland			16	295,000

Unisys Campus	Blue Bell	owned	45	600,000
Unisys Campus	Blue Bell	option	27	354,000
Total Greater Philadelphia			72	954,000

Princeton Technology Center	Exit 8A - Cranbury	owned	19	250,000
Total Northern / Central New Jersey			19	250,000

Dahlgren Technology Center	King George County	owned	32	65,000
Expedition Park	St. Mary’s County	owned	6	60,000
Total St. Mary’s & King George Counties			38	125,000

Patriot Park	Colorado Springs East	owned	52	560,000
Interquest	North I-25 Corridor	JV	132	935,000
Total Colorado Springs			184	1,495,000

San Antonio	San Antonio	owned	27	350,000
Total San Antonio			27	350,000

TOTAL			532	7,661,300

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 42 and 43.

(1)   This property was sold on January 17, 2006.

Joint Venture Summary as of December 31, 2005

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 12/31/05	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,866	5 acres	$4,564	$3,685	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC (1) Laurel, Maryland	50%	Development	19,000	2 acres	2,141	—	N/A	Yes

7468 Candlewood Road (2) Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	19,454	—	N/A	Yes

2900 Towerview Road Herndon, Virginia	92.5%	Redevelopment	139,877	12 acres	15,443	—	N/A	Yes

TOTAL					$41,602	$3,685

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 12/31/05	to COPT	Interest

695 Route 46 Wayne, New Jersey	20%	Operating	157,394	$1,212	$13,773	No	No

Harrisburg Portfolio Harrisburg, Pennsylvania	20%	Operating	671,759	(3,081)	66,600	No	No

(1)  The MOR Montpelier 3 LLC property was sold on January 17, 2006.

(2)  The 7468 Candlewood Road project consists of 472,000 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2005				2004
	December 31	September 30	June 30	March 31	December 31

Total Assets or Denominator for Debt to Total Assets	$2,130,376	$1,901,696	$1,890,448	$1,798,920	$1,732,026
Accumulated depreciation	174,935	163,381	165,058	153,084	141,716
Intangible assets on real estate acquisitions, net	90,984	67,686	66,354	64,965	67,560
Assets other than assets included in investment in real estate	(242,509)	(205,406)	(199,917)	(181,959)	(187,525)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,153,786	$1,927,357	$1,921,943	$1,835,010	$1,753,777

GAAP Revenues from Real Estate Operations	$67,024	$62,996	$60,186	$59,705	$57,776
Revenues from discontinued operations	—	671	855	922	837
Other income/(expense)	—	—	—	(1)	1
Combined Real Estate Revenues	$67,024	$63,667	$61,041	$60,626	$58,614

GAAP Revenues from Real Estate Operations	$67,024	$62,996	$60,186	$59,705	$57,776
Property operating	(20,087)	(19,032)	(17,574)	(18,565)	(16,876)
Revenues from discontinued operations	—	671	855	922	837
Property operating from discontinued operations	1	(296)	(334)	(353)	(294)
Other revenue	—	(1)	—	(1)	1
Combined Net Operating Income	$46,938	$44,338	$43,133	$41,708	$41,444

GAAP Net Operating Income for Same Office Properties	$40,887	$39,347	$37,939	$37,516	$38,630
Less: Straight line rent adjustments	(1,377)	(1,371)	(1,266)	(1,510)	(2,880)
Less: Amortization of deferred market rental revenue	(217)	369	(88)	(17)	(35)
Cash Net Operating Income for Same Office Properties	$39,293	$38,345	$36,585	$35,989	$35,715

Depreciation and amortization	$15,604	$18,004	$15,068	$14,387	$13,668
Depreciation of furniture, fixtures and equipment	(195)	(178)	(171)	(161)	(234)
Depreciation and amortization from discontinued operations	—	23	190	279	191
Combined real estate related depreciation and other amortization	$15,409	$17,849	$15,087	$14,505	$13,625

Total tenant improvements and incentives on operating properties	$6,146	$3,484	$7,659	$13,163	$3,455
Total capital improvements on operating properties	2,944	2,760	1,973	2,105	4,121
Total leasing costs for operating properties	3,743	3,017	967	668	2,761
Less: Nonrecurring tenant improvements and incentives on operating properties	(4,872)	(1,199)	(5,883)	(9,551)	(772)
Less: Nonrecurring capital improvements on operating properties	(954)	(1,047)	(891)	(1,630)	(2,834)
Less: Nonrecurring leasing costs for operating properties	(1,969)	(2,070)	(532)	(21)	(2,036)
Add: Recurring improvements on operating properties held through joint ventures	188	—	—	—	—
Recurring capital expenditures	$5,226	$4,945	$3,293	$4,734	$4,695

Interest expense from continuing operations	$15,374	$14,370	$13,728	$13,183	$12,483
Interest expense from discontinued operations	—	126	188	175	165
Combined interest expense or denominator for interest coverage	$15,374	$14,496	$13,916	$13,358	$12,648
Scheduled principal amortization	3,819	3,750	3,789	7,394	6,093
Denominator for Debt Service Coverage	$19,193	$18,246	$17,705	$20,752	$18,741
Scheduled principal amortization	(3,819)	(3,750)	(3,789)	(7,394)	(6,093)
Preferred dividends - redeemable non-convertible	3,654	3,653	3,654	3,654	3,654
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$19,193	$18,314	$17,735	$17,177	$16,467

Common dividends for Earnings Payout Ratio	$11,069	$10,966	$9,381	$9,339	$9,288
Common distributions	2,386	2,452	2,205	2,179	2,179
Restricted shares	107	—	—	—	98
Dividends and distributions for FFO and AFFO Payout Ratio	$13,562	$13,418	$11,586	$11,518	$11,565